EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of HEALTHMED SERVICES LTD. (the "Company") on Form 10- K/A for the fiscal year ended December 31, 2009 , as filed with the  Securities and Exchange Commission on the date hereof (the "Report"), I, Dale Paisley, Principal Accounting Officer of the Company, certify,  pursuant  to 18 U.S.C.  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Dale Paisley
Date: January 12, 2011		Dale Paisley
Principal Accounting Officer